Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gary E.  Johnson, President of Cannabis Sativa, Inc. (the “Registrant”), hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Registrant’s accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  December 7, 2015

By:  /s/ Gary E. Johnson
Gary E. Johnson
President and Chief Executive Officer
(Principal Executive Officer)

 The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.